Exhibit 10.68

SECOND AMENDMENT TO

AMENDED AND RESTATED SECURITY AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT (this “Second Amendment”), dated as of February 22, 2005, is entered into by and between LAS VEGAS SANDS, INC., a Nevada corporation (“LVSI”), VENETIAN CASINO RESORT, LLC, a Nevada limited liability company (“Venetian”), and each Subsidiary Guarantor (as defined below) from time to time a party to this Agreement (individually each a “Debtor” and collectively, “Debtors”), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank (“Scotiabank”), in its capacity as the Intercreditor Agent under the Intercreditor Agreement (as defined below) (in such capacity, “Intercreditor Agent”) for and on behalf of (i) each Bank Secured Party (as defined below), (ii) U.S. Bank National Association, a national banking association, as the trustee (the “Mortgage Notes Indenture Trustee”) for and on behalf of the Mortgage Note Holders (individually, each a “Mortgage Note Secured Party” and together, the “Mortgage Note Secured Parties”) under the Mortgage Notes Indenture (as defined below) and (iii) the Intercreditor Agent.

RECITALS

A. Existing Casino Resort. LVSI and Venetian own and operate a Venetian-themed hotel, casino, retail, meeting and entertainment complex (the “Existing Casino Resort”) with an existing total of approximately 4,000 suites, approximately 116,000 square feet of casino space and approximately 650,000 square feet of meeting and conference space located at 3355 Las Vegas Boulevard South, Clark County, Nevada.

B. Existing Credit Facility. LVSI, Venetian, Scotiabank, as administrative agent, joint lead arranger and joint bookrunner, Goldman Sachs Credit Partners L.P., as syndication agent, joint lead arranger and joint bookrunner, and the lenders from time to time party thereto entered into that certain Credit Agreement, dated as of June 4, 2002, pursuant to which such lenders agreed, subject to the terms thereof, to provide certain credit facilities to LVSI and Venetian.

C. Phase II Hotel/Casino. Lido Casino Resort, LLC, a Nevada limited liability company (“LCR”), an indirect, wholly-owned subsidiary of LVSI and VCR, intends to design, develop, construct, own and operate an approximately 3,000 suite hotel, a gaming facility of approximately 100,000 square feet, a multi-story parking structure and meeting complex (the “Phase II Hotel/Casino”) on certain land and airspace adjacent to the Existing Casino/Resort, to be integrated with the Existing Casino Resort. The Phase II Hotel/Casino will also be integrated with an enclosed mall with retail shops and restaurants of approximately 375,000 net leasable square feet (the “Phase II Mall”).

D. Existing Bank Credit Facility. LVSI, Venetian, Scotiabank, as administrative agent, Goldman Sachs Credit Partners L.P., as sole lead arranger and sole bookrunner, each of the other agents and arrangers from time to time party thereto and the financial institutions from time to time party thereto (the “Existing Bank Lenders”) have entered into the Credit Agreement, dated as of August 20, 2004 (the “Existing Bank Credit Agreement”), pursuant to which the Bank Lenders agreed, subject to the terms thereof and hereof, to make extensions of credit to LVSI and Venetian. The Subsidiary Guarantors have guaranteed LVSI and Venetian’s obligations under the Existing Bank Credit Agreement.

E. Mortgage Notes Indenture. LVSI, Venetian, certain guarantors named therein and the Mortgage Notes Indenture Trustee entered into the Mortgage Notes Indenture, dated as of June 4, 2002 (the “Mortgage Notes Indenture”), pursuant to which LVSI and Venetian issued the Mortgage Notes.

F. Intercreditor Agreement. The Intercreditor Agent, the Bank Agent and the Mortgage Notes Indenture Trustee have entered into the Amended and Restated Intercreditor Agreement, dated as of August 20, 2004 (as amended, amended and restated, supplemented or otherwise modified, from time to time, the “Intercreditor Agreement”), which sets forth certain agreements among such lenders with respect to the priority of the liens created hereunder, the enforcement of remedies and the allocation of the proceeds of any realization upon the Collateral (as defined below).

G. Amended and Restated Bank Credit Facility. Concurrently herewith, LVSI, Venetian, Scotiabank, as administrative agent (in such capacity, the “Bank Agent”), joint lead arranger and joint bookrunner, Goldman Sachs Credit Partners L.P., as joint lead arranger and joint bookrunner, each of the other agents and arrangers from time to time party thereto, certain Existing Bank Lenders and other the financial institutions from time to time party thereto (the “Bank Lenders”) have entered into the Amended and Restated Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), pursuant to which the Bank Lenders have agreed, to amend and restate the Existing Bank Credit Agreement in its entirety. The Subsidiary Guarantors have guaranteed LVSI and Venetian’s obligations under the Amended and Restated Credit Agreement.

H. Security Agreement. Debtors and the Intercreditor Agent have entered into the Amended and restated Security Agreement, dated as of August 20, 2004 (as amended by that certain First Amendment to Amended and Restated Security Agreement entered into by Debtors and Intercreditor Agent and dated as of September 30, 2004 (the “Security Agreement”).

I. Second Amendment. Debtors and Intercreditor Agent desire to amend the Security Agreement as more fully set forth below.

AGREEMENT

In consideration of the promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtors hereby agree to amend the Security Agreement as follows:

1. Definitions.

1.1 Unless otherwise defined herein, all capitalized terms used herein which are defined in the Security Agreement shall have their respective meanings as used in the

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Security Agreement or if not defined therein, in the Amended and Restated Credit Agreement as in effect on the date hereof. The rules of interpretation contained in the Amended and Restated Credit Agreement as in effect on the date hereof shall apply to the Second Amendment.

1.2 Unless otherwise defined herein, in the Security Agreement or in the Amended and Restated Credit Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Second Amendment (whether or not capitalized herein), including its preamble and recitals, with such meanings.

2. Amendments.

2.1 Section 1.9 of the Security Agreement is hereby amended and restated in its entirety as follows:

“‘Credit Agreement’ means that certain Amended and Restated Credit Agreement (as modified, amended or supplemented from time to time, the “Credit Agreement”) dated as of February 22, 2005 entered into by LVSI, VCR, The Bank of Nova Scotia, in its capacity as Administrative Agent and as joint lead arranger and joint bookrunner, Goldman Sachs Credit Partners L.P., as syndication agent, joint lead arranger and joint bookrunner, and Commerzbank AG, The CIT Group\Equipment Financing, Inc. and Wells Fargo Foothill, Inc., as documentation agents, and the financial institutions from time to time party thereto.”

2.2 Section 1.35 of the Security Agreement is hereby amended and restated in its entirety as follows:

“Unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have their respective meanings as used in the Credit Agreement as in effect on the Closing Date. The rules of interpretation contained in the Credit Agreement as in effect on the Closing Date shall apply to this Agreement.”

2.3 The last paragraph of Section 2.1 of the Security Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding anything to the contrary contained herein, the term “Collateral” for purposes of this Section 2.1 shall not include (i) any capital stock, common stock, preferred stock, membership interest, partnership interest or any other equity interest of LVSI, Venetian, any of their Subsidiaries or any other Person held by LVSI, Venetian or any of their Subsidiaries, (ii) the Phase II Mall Purchase Agreement or the Phase II Mall PA Assignment; (iii) any assets which if pledged, hypothecated or given as collateral security would require any Debtor to seek approval of any Nevada Gaming Authority of the pledge, hypothecation or collateralization, or require the Intercreditor Agent or any Secured Party to be licensed, qualified or found suitable by an applicable Nevada Gaming Authority, (iv) any contracts, contract rights, permits or general intangibles, which by their terms or the operation of law prohibit or do not

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allow assignment or require any consent for assignment which has not been obtained or which would be breached by virtue of a security interest being granted therein, (v) any property or assets for so long as such property or assets are subject to a Lien or Liens on Specified FF&E securing obligations in respect of an FF&E Facility, (vi) the Secured Mortgage Note dated October 19, 2004, made by Wonderland Greyhound Park Realty LLC to VCR, as amended by the First Amendment to Secured Mortgage Note dated January 16, 2005 and the related mortgage and security agreement, and (vii) any property or assets for so long as such assets are subject to a Lien permitted under clauses (ii), (xxi), (xxiii)(b), (xxiv), (xxv) or (xxviii) of the definition of Permitted Liens contained in the Credit Agreement (collectively, the “Excluded Collateral”).”

2.4 Section 5.4 of the Security Agreement is hereby amended and restated in its entirely as follows:

“Unless waived in writing by the Intercreditor Agent, such Debtor shall give the Intercreditor Agent at least forty-five days’ notice (or thirty days’ notice in the case of a conversion of LVSI into a limited liability company or partnership) before it changes its name, identity, corporate structure, location of its principal place of business or location of its chief executive office and shall at the expense of such Debtor execute and deliver such instruments and documents as may reasonably be required by the Intercreditor Agent to maintain a prior perfected security interest in the Collateral.”

2.5 Exhibit A attached to the Security Agreement is hereby deleted and replaced by Exhibit A attached to and incorporated in this Second Amendment.

2.6 The Annexes attached to the Security Agreement are hereby supplemented by the Annex Supplements attached to this Second Amendment.

3. Representations and Warranties. Each Debtor represents and warrants that that representations and warranties made by it as a Debtor under the Security Agreement as a Debtor thereunder are true and correct as of the date hereof.

4. Miscellaneous. Except as expressly amended hereby, the provisions of the Security Agreement shall remain in full force and effect. Subject to the application of Nevada Gaming Laws, this Second Amendment, including all matters of construction, validity, performance shall be governed by the laws of the state of New York, without reference to conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

[SIGNATURE PAGES FOLLOW]

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[SECOND AMENDMENT TO AMENDED AND

RESTATED SECURITY AGREEMENT - LVSI]

IN WITNESS WHEREOF, each of the undersigned has caused this Second Amendment to Amended and restated Security Agreement to be duly executed and delivered as of the day and year first written above.

DEBTORS:

LAS VEGAS SANDS, INC.,
a Nevada corporation

By:	/s/ BRADLEY K. SERWIN
Name:	Bradley K. Serwin
Title:	General Counsel

[SECOND AMENDMENT TO AMENDED AND

RESTATED SECURITY AGREEMENT - VCR]

VENETIAN CASINO RESORT, LLC,
a Nevada limited liability company

By:	Las Vegas Sands, Inc., as Managing Member

	By:	/s/ BRADLEY K. SERWIN
	Name:	Bradley K. Serwin
	Title:	General Counsel

[SECOND AMENDMENT TO AMENDED AND

RESTATED SECURITY AGREEMENT –

Mall Intermediate Holding]

MALL INTERMEDIATE HOLDING COMPANY, LLC,
a Delaware limited liability company

By:	Venetian Casino Resort, LLC, as Managing Member
	By:	Las Vegas Sands, Inc., as Managing Member

	By:	/s/ BRADLEY K. SERWIN
	Name:	Bradley K. Serwin
	Title:	General Counsel

[SECOND AMENDMENT TO AMENDED AND

RESTATED SECURITY AGREEMENT -

Lido Intermediate Holding]

LIDO INTERMEDIATE HOLDING COMPANY, LLC,
a Delaware limited liability company

By:	Venetian Casino Resort, LLC, as Managing Member
	By:	Las Vegas Sands, Inc., as Managing Member

	By:	/s/ BRADLEY K. SERWIN
	Name:	Bradley K. Serwin
	Title:	General Counsel

[SECOND AMENDMENT TO AMENDED AND

RESTATED SECURITY AGREEMENT -

Venetian Venture Development]

VENETIAN VENTURE DEVELOPMENT, LLC,
a Nevada limited liability company

By:	Venetian Casino Resort, LLC, as Managing Member
	By:	Las Vegas Sands, Inc., as Managing Member

	By:	/s/ BRADLEY K. SERWIN
	Name:	Bradley K. Serwin
	Title:	General Counsel

[SECOND AMENDMENT TO AMENDED AND

RESTATED SECURITY AGREEMENT -

Venetian Operating]

VENETIAN OPERATING COMPANY LLC,
a Nevada limited liability company

By:	Venetian Casino Resort, LLC, as Managing Member
	By:	Las Vegas Sands, Inc., as Managing Member

	By:	/s/ BRADLEY K. SERWIN
	Name:	Bradley K. Serwin
	Title:	General Counsel

[SECOND AMENDMENT TO AMENDED AND

RESTATED SECURITY AGREEMENT -

Venetian Marketing]

VENETIAN MARKETING, INC.,
a Nevada corporation

By:	/s/ BRADLEY K. SERWIN
Name:	Bradley K. Serwin
Title:	Secretary

[SECOND AMENDMENT TO AMENDED AND

RESTATED SECURITY AGREEMENT -

Venetian Transport]

VENETIAN TRANSPORT LLC,
a Delaware limited liability company

By:	Las Vegas Sands, Inc., as Managing Member

By:	/s/ BRADLEY K. SERWIN
Name:	Bradley K. Serwin
Title:	General Counsel

[SECOND AMENDMENT TO AMENDED AND

RESTATED SECURITY AGREEMENT - LCR]

LIDO CASINO RESORT, LLC,
a Nevada limited liability company

By:	Lido Intermediate Holding Company, LLC, as Managing Member
	By:	Venetian Casino Resort, LLC, as Managing Member
		By:	Las Vegas Sands, Inc., as Managing Member

		By:	/s/ BRADLEY K. SERWIN
		Name:	Bradley K. Serwin
		Title:	General Counsel

[SECOND AMENDMENT TO AMENDED AND

RESTATED SECURITY AGREEMENT - Scotia]

THE INTERCREDITOR AGENT:

THE BANK OF NOVA SCOTIA,
a Canadian chartered bank,
as the Intercreditor Agent

By:	/s/ CHRIS OSBORN
	Name:	Chris Osborn
	Title:	Managing Director

Notice Address:	The Bank of Nova Scotia
580 California Street Suite 2100 San Francisco, CA 94104
Attention:	Alan Pendergast
Facsimile Number:	(415) 397-0791

with a copy to:	The Bank of Nova Scotia 600 Peachtree Street, N.E. Atlanta, GA 30308

Attention:	Hilma Gabbidon and Vicki Gibson
Facsimile Number:	(404) 888-8998

EXHIBIT A

to Security Agreement

SUPPLEMENT TO

SECURITY AGREEMENT

This SUPPLEMENT, dated as of                              ,              (this “Supplement”), is to the Amended and Restated Security Agreement, dated as of August 20, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the Debtors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in the Security Agreement) from time to time party thereto, in favor of The Bank of Nova Scotia (“Scotiabank”), as intercreditor agent (together with its successor(s) thereto in such capacity, the “Intercreditor Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to a Amended and Restated Credit Agreement, dated as of February 22, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Las Vegas Sands, Inc., a Nevada corporation (“LVSI”), Venetian Casino Resort, LLC, a Nevada limited liability company (“Venetian”), Scotiabank, as administrative agent (in such capacity, the “Bank Agent”), joint lead arranger and joint bookrunner, Goldman Sachs Credit Partners L.P., as joint lead arranger and joint bookrunner, each of the other agents and arrangers from time to time party thereto and the financial institutions from time to time party thereto (the “Bank Lenders”), the Lenders and the Issuing Lenders have extended Commitments to make Credit Extensions to the Borrower;

WHEREAS, LVSI, Venetian, certain guarantors named therein and the Mortgage Notes Indenture Trustee have entered into the Mortgage Notes Indenture pursuant to which LVSI and Venetian issued the Mortgage Notes;

WHEREAS, pursuant to the provisions of Section 30 of the Security Agreement, each of the undersigned is becoming a Debtor under the Security Agreement; and

WHEREAS, each of the undersigned desires to become a “Debtor” under the Security Agreement in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of each Secured Party, as follows.

Section 1. Party to Security Agreement, etc. In accordance with the terms of the Security Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Debtor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Debtor and (b) represents and warrants that the representations and warranties made by it as a Debtor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date and (c) assigns, grants and pledges, in favor of the Intercreditor Agent a security interest in all of its property and assets that would constitute Collateral to the extent set forth in Section 2 of the Security Agreement with the priority set forth therein. In furtherance of the foregoing, each reference to a “Debtor” and/or “Debtors” in the Security Agreement shall be deemed to include each of the undersigned.

Section 2. Representations. Each undersigned Debtor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.

Section 3. Full Force of Subsidiary Pledge and Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

Section 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

Section 5. Governing Law, Entire Agreement, etc. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 6. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

* * * * *

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

ACCEPTED AND AGREED FOR ITSELF AND ON BEHALF OF THE SECURED PARTIES:

THE BANK OF NOVA SCOTIA, as Intercreditor Agent

By:
Name:
Title:

By:
Name:
Title:

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ANNEXES

[DEBTOR TO USE ANNEXES FROM SECURITY AGREEMENT]